UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2014

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52376	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 24, 2014 NASDAQ Stock Market, LLC informed Profire Energy, Inc. (the “Company”) that it had approved the listing of the Company’s common stock on the NASDAQ Capital Market. The Company’s common stock is anticipated to cease trading on the OTCQB and commence trading on the NASDAQ Capital Market on March 27, 2014 under ticker symbol “PFIE.”

On March 26, 2014 the Company issued a press release titled  “Profire Energy Announces Uplisting to NASDAQ” which is attached to this Form 8-K as exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Profire Energy Announces Uplisting to NASDAQ

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: March 26, 2014	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer